EXHIBIT 10.1

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

made by

ACCESS INTEGRATED TECHNOLOGIES, INC.,

and

certain of its Subsidiaries,

in favor of

SAGEVIEW CAPITAL MASTER, L.P.,

as Collateral Agent

Dated as of August 11, 2009

TABLE OF CONTENTS

Page

SECTION 1.	DEFINED TERMS	1
1.1	Definitions	1
1.2	Other Definitional Provisions	5

SECTION 2.	GUARANTEE	5
2.1	Guarantee	5
2.2	Right of Contribution	6
2.3	No Subrogation	6
2.4	Amendments, etc. with respect to the Company Obligations	7
2.5	Guarantee Absolute and Unconditional	7
2.6	Reinstatement	8
2.7	Payments	8

SECTION 3.	GRANT OF SECURITY INTEREST	8

SECTION 4.	REPRESENTATIONS AND WARRANTIES	9
4.1	Title; No Other Liens	9
4.2	Perfected First Priority Liens	9
4.3	Jurisdiction of Organization; Chief Executive Office	10
4.4	Inventory and Equipment	10
4.5	[Reserved	10
4.6	Investment Property	10
4.7	Receivables	10
4.8	Contracts	11
4.9	Intellectual Property	11
4.10	Commercial Tort Claims	12
4.11	Deposit Accounts and Securities Accounts	12

SECTION 5.	COVENANTS	12
5.1	Delivery of Instruments, Certificated Securities and Chattel Paper	12
5.2	Maintenance of Insurance	12
5.3	Payment of Obligations	12
5.4	Maintenance of Perfected Security Interest; Further Documentation	13
5.5	Changes in Name, etc	13
5.6	Notices	13
5.7	Investment Property	13
5.8	Receivables	14
5.9	Contracts	14
5.10	Intellectual Property	15
5.11	Commercial Tort Claims.	16

SECTION 6.	REMEDIAL PROVISIONS	16
6.1	Certain Matters Relating to Receivables	16
6.2	Communications with Obligors; Grantors Remain Liable	17
6.3	Pledged Stock	17

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6.4	Proceeds to be Turned Over To Collateral Agent	18
6.5	Application of Proceeds	18
6.6	Code and Other Remedies	19
6.7	Control Agreements	19
6.8	Registration Rights	20
6.9	Subordination	20
6.10	Deficiency	20

SECTION 7.	CASH COLLATERAL CONTROL AGREEMENT	21
7.1	Interest Payments	21
7.2	Return of Interest	21
7.3	Termination	21

SECTION 8.	THE COLLATERAL AGENT	21
8.1	Appointment	21
8.2	Delegation of Duties	22
8.3	Exculpatory Provisions	22
8.4	Reliance by the Collateral Agent	22
8.5	Payment of Expenses	23
8.6	Indemnification	23
8.7	Collateral Agent’s Appointment as Attorney-in-Fact, etc	24
8.8	Duty of Collateral Agent	25
8.9	Execution of Financing Statements	25
8.10	Authority of Collateral Agent	25
8.11	Successor Collateral Agent	26
8.12	Collateral Agent’s Duties	26
8.13	Right to Realize on Collateral and Enforce Guarantees	26
8.14	Information as to Holders	27

SECTION 9.	MISCELLANEOUS	27
9.1	Amendments in Writing	27
9.2	Notices	27
9.3	No Waiver by Course of Conduct; Cumulative Remedies	27
9.4	Enforcement Expenses; Indemnification	28
9.5	Successors and Assigns	28
9.6	Set-Off	28
9.7	Counterparts	28
9.8	Severability	28
9.9	Section Headings	29
9.10	Integration	29
9.11	GOVERNING LAW	29
9.12	Submission To Jurisdiction; Waivers	29
9.13	Acknowledgements	29
9.14	Additional Grantors	30
9.15	Releases	30
9.16	WAIVER OF JURY TRIAL	30

SCHEDULES

Schedule 1                      Notice Addresses

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Schedule 2                      Investment Property
Schedule 3                      Perfection Matters
Schedule 4                      Jurisdictions of Organization and Chief Executive Offices
Schedule 5                      Inventory and Equipment Locations
Schedule 6                      Intellectual Property
Schedule 7                      Contracts
Schedule 8                      Commercial Tort Claims
Schedule 9                      Deposit Accounts and Securities Accounts

ANNEXES

Annex 1                          Form of Assumption Agreement
Annex 2                          Form of Deposit Account Control Agreement
Annex 3                          Form of Securities Account Control Agreement

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GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 11, 2009, made by Access Integrated Technologies, Inc. (the “Company”) and each of the Subsidiaries of the Company signatories hereto (together with the Company and any other Subsidiary of the Issuer that may from time to time become a party hereto as provided herein, the “Grantors”) in favor of Sageview Capital Master, L.P., as collateral agent for the holders (the “Holders”) from time to time of the Notes (as defined below) (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August 11, 2009 (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), between the Company and the purchasers identified therein (the “Purchasers”), the Purchasers have agreed to purchase $75 million in aggregate principal amount of the Company’s Senior Secured Notes (the “Notes”) upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the Notes will be used in part to enable the Company to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Company and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the purchase of the Notes under the Securities Purchase Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Notes that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Holders;

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Securities Purchase Agreement and to purchase the Notes thereunder, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Holders, as follows:

SECTION 1.    DEFINED TERMS

1.1           Definitions.  (a)  Unless otherwise defined herein, terms defined in the Notes and used herein shall have the meanings given to them in the Notes, and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b)      The following terms shall have the following meanings:

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

Guarantee and Collateral Agreement

“Business Day”:  a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Capital Stock”:  any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Collateral Control Agreement”: the Account Control Agreement, dated as of August 11, 2009, among the Company, the Collateral Agent and UBS.

“Collateral”:  as defined in Section 3.

“Collateral Account”:  any collateral account established by the Collateral Agent as provided in Section 6.1 or 6.4.

“Company Obligations”:  the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Notes after the maturity of the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Collateral Agent or any Holder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes, this Agreement, the other Note Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Holders that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).

“Contracts”:  the contracts and agreements listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

“Control Agreement”: a deposit account control agreement or a securities account control agreement, as applicable, enabling the Collateral Agent to obtain “control” (within the meaning of the New York UCC) of any such accounts, substantially in the form of Annex 2 or Annex 3, as applicable, or otherwise reasonably satisfactory to the Collateral Agent.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright,

including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Foreign Subsidiary”:  any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

“Foreign Subsidiary Voting Stock”:  the voting Capital Stock of any Foreign Subsidiary.

“Funding Office”:  the office of the Collateral Agent specified on Schedule 1 or such other office as may be specified from time to time by the Collateral Agent as its funding office by written notice to the Company.

“Governmental Authority”:  any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Guarantor Obligations”:  with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Note Document, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Holders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Note Document).

“Guarantors”:  the collective reference to each Grantor other than the Company.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

“Interest Reserve Account”: the “Cash Collateral Account” as such term is defined in the Cash Collateral Control Agreement.

“Interest Reserve Cash Collateral”: the “Cash Collateral” as such term is defined in the Cash Collateral Control Agreement.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting

Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Investment Property Issuers”:  the collective reference to each issuer of any Investment Property.

“Majority Holders”: at any time, Holders holding Notes in an aggregate outstanding principal amount representing more than 50% of the aggregate outstanding principal amount of all Notes.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Documents”: the collective reference to the Notes, the Securities Purchase Agreement, this Agreement and the Control Agreements.

“Note Percentage”: with respect to any Holder at any time, the percentage which the principal amount of such Holder’s Note then outstanding constitutes of the aggregate principal amount of the Notes then outstanding.

“Obligations”:  (i) in the case of the Company, the Company Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”:  (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Person”:  any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Pledged Notes”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”:  the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”:  any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Requirement of Law”:  as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Sageview”: Sageview Capital Master, L.P.

“Secured Parties”:  the collective reference to the Collateral Agent and the Holders.

“Securities Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction.

“Securities Act”:  the Securities Act of 1933, as amended.

“Trademarks”:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

“UBS”: UBS Financial Services Inc.

1.2           Other Definitional Provisions.  (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2.     GUARANTEE

2.1           Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

(b)           Anything herein or in any other Note Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Note Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Company Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent or any Holder hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Company Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

(e)           No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any Holder from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Company Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Company Obligations or any payment received or collected from such Guarantor in respect of the Company Obligations), remain liable for the Company Obligations up to the maximum liability of such Guarantor hereunder until the Company Obligations are paid in full.

2.2           Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the Holders, and each Guarantor shall remain liable to the Collateral Agent and the Holders for the full amount guaranteed by such Guarantor hereunder.  For purposes of this Agreement, the proportionate share of any Guarantor shall be determined by dividing the net worth of such Guarantor at the time of determination by the aggregate net worth of all Guarantors at such time.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any Holder, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Holder against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Holder for the payment of the Company Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Holders by the Company on account of the Company Obligations are paid in full.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Company Obligations shall not have been paid in full, such amount shall be held by such Guarantor as agent for the Collateral Agent and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the

Collateral Agent, if required), shall be considered to be a payment in respect of the Company Obligations and shall be applied by the Collateral Agent pro rata among the Holders based on their respective Note Percentages against the Company Obligations, whether matured or unmatured, in such order (after payment of all unpaid fees and expenses of the Collateral Agent) as the Collateral Agent (acting at the direction of the Majority Holders) may determine.

2.4           Amendments, etc. with respect to the Company Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Company Obligations made by the Collateral Agent or any Holder may be rescinded by the Collateral Agent or such Holder and any of the Company Obligations continued, and the Company Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, and the Notes and the other Note Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Holder for the payment of the Company Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Collateral Agent nor any Holder shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Company Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by the Collateral Agent or any Holder upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Company Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Collateral Agent and the Holders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Company Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Notes or any other Note Document, any of the Company Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Holder, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Collateral Agent or any Holder, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Company Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any Holder may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Company Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Holder to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Holder against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3.    GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Contracts;

(d)           all Deposit Accounts;

(e)           the Interest Reserve Cash Collateral;

(f)           the Interest Reserve Account;

(g)           all Documents;

(h)           all Equipment;

(i)           all Fixtures;

(j)           all General Intangibles;

(k)           all Instruments;

(l)           all Intellectual Property;

(m)           all Inventory;

(n)           all Investment Property;

(o)           all Letter-of-Credit Rights;

(p)           all Commercial Tort Claims;

(q)           all other personal property not otherwise described above (except for any personal property specifically excluded from any clause in this section below, and any personal property specifically excluded from any defined term used in any clause of this section above);

(r)           all books and records pertaining to the Collateral; and

(s)           to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, lease, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, lease, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

SECTION 4.    REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent and the Purchasers to enter into the Securities Purchase Agreement and to purchase the Notes thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each Holder that:

4.1           Title; No Other Liens.  Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Notes, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Notes.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor.  For purposes of this Agreement and the other Note Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.  Each of the Collateral Agent and each Holder understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2           Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) constitute valid and, except to the extent otherwise expressly permitted by this Agreement or Section

4.25 of the Securities Purchase Agreement, perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8(d) of the Notes).

4.3           Jurisdiction of Organization; Chief Executive Office.  On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.  Such Grantor has furnished to the Collateral Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.4           Inventory and Equipment.  On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

4.5           [Reserved.]

4.6           Investment Property.  (a)  The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Investment Property Issuer (other than any Immaterial Subsidiary) owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Investment Property Issuer.

(b)           To such Grantor’s knowledge, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c)           To such Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)           Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8(d) of the Notes).

4.7           Receivables.  (a)  No amount payable to such Grantor under or in connection with any Receivables in an amount greater than $100,000 individually or $250,000 in the aggregate is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

(b)           None of the obligors on any Receivables is a Governmental Authority.

(c)           The amounts represented by such Grantor to the Holders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate to such Grantor’s knowledge, provided that unless an Event of Default has occurred and is continuing, nothing in this Section 4.7(c) shall prevent a Guarantor from settling, compromising or otherwise managing its Receivables in the ordinary course of business.

4.8           Contracts.  (a)    No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except as has been obtained.

(b)           Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the Grantor and, to the Grantor’s knowledge, the other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)           No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by the Grantor and, to the Grantor’s knowledge, the other parties thereto, other than those which have been duly obtained, made or performed and are in full force and effect.

(d)           Neither such Grantor nor (to such Grantor’s knowledge) any of the other parties to the Contracts is in material default in the performance or observance of any of the terms of the Contracts.

(e)           To the Grantor’s knowledge, as of the date hereof, the right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims.

(f)           Such Grantor has delivered to the Collateral Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

(g)           No amount payable to such Grantor in excess of $100,000 individually or $250,000 in the aggregate under or in connection with any Contracts is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

(h)           None of the parties to any Contract is a Governmental Authority.

4.9           Intellectual Property.  (a)  Schedule 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

(b)           On the date hereof, all Intellectual Property necessary to such Grantor’s business is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

(c)           Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

(e)           No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor’s ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

4.10           Commercial Tort Claims

(a)           On the date hereof, except to the extent set forth in Schedule 8, to such Grantor’s knowledge it does not have rights in any Commercial Tort Claims with potential value in excess of $100,000 individually or $250,000 in the aggregate.

(b)           Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.11 hereof against such Grantor in the jurisdiction specified for such Grantor in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8(d) of the Notes).

4.11           Deposit Accounts and Securities Accounts.  Schedule 9 sets forth all of such Grantor’s Deposit Accounts and Securities Accounts as of the date hereof.

SECTION 5.    COVENANTS

Each Grantor covenants and agrees with the Collateral Agent and the Holders that, from and after the date of this Agreement until the Obligations shall have been paid in full:

5.1           Delivery of Instruments, Certificated Securities and Chattel Paper.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper in excess of $100,000 individually or $250,000 in the aggregate, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

5.2           Maintenance of Insurance.  (a)  Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent and (ii) to the extent requested by the Collateral Agent, insuring such Grantor and the Collateral Agent, as their interests may appear, against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent.

(b)           All such insurance shall (i) provide that the issuing insurer will endeavor to mail 30 days written notice to the Collateral Agent of any cancellation of any such insurance, (ii) name the Collateral Agent as insured party or loss payee and (iii) be reasonably satisfactory in all other respects to the Collateral Agent.

(c)           The Company shall deliver to the Collateral Agent and the Holders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company’s audited annual financial statements and such supplemental reports with respect thereto as the Majority Holders may from time to time reasonably request.

5.3           Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves as required by GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.4           Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Note Documents to dispose of the Collateral.

(b)           Such Grantor will furnish to the Collateral Agent and the Holders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

(c)           At any time and from time to time, upon the written request of the Collateral Agent (acting at the direction of the Majority Holders), and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any appropriate jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral having a value in excess of $100,000 individually or $250,000 in the aggregate, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.5           Changes in Name, etc.  Such Grantor will not, except upon 15 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3 or (ii) change its name.

5.6           Notices.  Such Grantor will advise the Collateral Agent promptly, in reasonable detail, of:

(a)           any Lien (other than security interests created hereby or Liens permitted under the Notes) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(b)           of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7           Investment Property.  (a)  If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Investment

Property Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Investment Property Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Investment Property Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property as agent for the Collateral Agent, as additional collateral security for the Obligations.

(b)           Without the prior written consent of the Collateral Agent (acting at the direction of the Majority Holders), such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Notes), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except as permitted by the Notes or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c)           In the case of each Grantor which is an Investment Property Issuer, such Investment Property Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.8 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.8 with respect to the Investment Property issued by it.

5.8           Receivables.  (a)  Other than in the ordinary course of business consistent with reasonable business practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof in any material respect.

(b)           Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

5.9           Contracts.  (a)  Such Grantor will perform and comply in all material respects with all its obligations under the Contracts.

(b)           Such Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral, other than in the ordinary course of business consistent with reasonable business practices.

(c)           Such Grantor will use reasonable business judgment in exercising the material rights which it may have under each Contract (other than any right of termination).

(d)           Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

5.10           Intellectual Property.  (a)  Such Grantor (either itself or through licensees) will (i) continue to use each Trademark necessary to its business on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b)           Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent necessary to its business may become forfeited, abandoned or dedicated to the public.

(c)           Such Grantor (either itself or through licensees) (i) will employ each Copyright necessary to its business and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of any such Copyright may become invalidated or otherwise impaired.  Such Grantor will not (either itself or through licensees) do any act whereby any material portion of any such Copyright may fall into the public domain.

(d)           Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property necessary to its business to infringe the intellectual property rights of any other Person.

(e)           Such Grantor will notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property necessary to its business may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)           Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.  Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)           Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property necessary to its business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)           In the event that any Intellectual Property necessary to its business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.11           Commercial Tort Claims. (a)  If such Grantor shall obtain an interest in any Commercial Tort Claims with a potential value in excess of $100,000 individually or $250,000 in the aggregate, such Grantor shall within 30 days of obtaining such interest sign and deliver documentation reasonably acceptable to the Collateral Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 6.    REMEDIAL PROVISIONS

6.1           Certain Matters Relating to Receivables.  (a)  After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications.  At any time and from time to time, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b)           The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Collateral Agent’s direction and control, and the Collateral Agent (at the direction of the Majority Holders) may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Holders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)           After the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2           Communications with Obligors; Grantors Remain Liable.  (a)  The Collateral Agent (acting at the direction of the Majority Holders) in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b)           Upon the request of the Collateral Agent (acting at the direction of the Majority Holders) at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Collateral Agent nor any Holder shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Holder of any payment relating thereto, nor shall the Collateral Agent or any Holder be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3           Pledged Stock.  (a)  Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Investment Property Issuer and consistent with past practice, to the extent permitted in the Notes, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would impair the Collateral in any material respect or which would be inconsistent with or result in any violation of any provision of the Notes, this Agreement or any other Note Document.

(b)           If an Event of Default shall occur and be continuing and the Collateral Agent (acting at the direction of the Majority Holders) shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Collateral Agent (acting at the direction of the Majority Holders) may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee (acting at the direction of the Majority Holders) may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Investment Property Issuer or Investment Property

Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Investment Property Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)           Each Grantor hereby authorizes and instructs each Investment Property Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Investment Property Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

6.4           Proceeds to be Turned Over To Collateral Agent.  In addition to the rights of the Collateral Agent and the Holders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor as agent for the Collateral Agent, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required).  All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor as agent for the Collateral Agent) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5           Application of Proceeds.  At such intervals as may be agreed upon by the Company and the Collateral Agent (acting at the direction of the Majority Holders), or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election (acting at the direction of the Majority Holders), the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations, pro rata among the Holders based on their respective Note Percentages (after payment of all unpaid fees and expenses of the Collateral Agent) in the following order:

First, to the Collateral Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Holders according to the amounts of the Obligations then due and owing and remaining unpaid to the Holders;

Second, to the Collateral Agent, for application by it towards prepayment of the Obligations, pro rata among the Holders according to the amounts of the Obligations then held by the Holders; and

Third, any balance remaining after the Obligations shall have been paid in full shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

6.6           Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Collateral Agent (acting at the direction of the Majority Holders), on behalf of the Holders, may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Collateral Agent (acting at the direction of the Majority Holders), without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Collateral Agent or any Holder shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Holders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations pro rata among the Holders based on their respective Note Percentages, in such order (after payment of all unpaid fees and expenses of the Collateral Agent) as the Collateral Agent (acting at the direction of the Majority Holders) may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by it of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.  Notwithstanding anything in this Agreement (including Section 8.7(a)(v)) to the contrary, in no event may the Collateral Agent, directly or indirectly, transfer ownership of the capital stock of Access Digital Media, Inc. to its name, the name of any Secured Party or the nominee of any thereof, sell, lease, assign, give option or options to purchase, or otherwise dispose of the capital stock of Access Digital Media, Inc. prior to the payment in full of the GE Credit Facility and the NEC Notes unless, in any of such cases, either (1) an Event of Default under Section 9(a)(i) or 9(a)(ii) of the Notes has occurred and is continuing or (2) all amounts outstanding under the Notes have been declared due and owing under Section 9(b) of the Notes.

6.7           Control Agreements.  After the occurrence and during the continuance of an Event of Default, the Collateral Agent (acting at the direction of the Majority Holders) shall have the right to give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to the Collateral subject thereto; provided that, for the avoidance of doubt, no such Event of Default or notice of sole control shall be required for the Collateral Agent to give instructions to UBS under the Cash Collateral Control Agreement.

6.8           Registration Rights.  (a)  If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Majority Holders it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will use its commercially reasonable efforts to cause the Investment Property Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Investment Property Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent (acting at the direction of the Majority Holders), are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Grantor agrees to use its commercially reasonable efforts to cause such Investment Property Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent (acting at the direction of the Majority Holders) shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)           Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Investment Property Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Investment Property Issuer would agree to do so.

(c)           Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.8 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.8 will cause irreparable injury to the Collateral Agent and the Holders, that the Collateral Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.8 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

6.9           Subordination.  Each Grantor hereby agrees that, unless otherwise agreed by the Collateral Agent (acting at the direction of the Majority Holders), all Indebtedness owing by it to any Subsidiary of the Company shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations, to the extent set forth in Exhibit A to the Notes.

6.10           Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Holder to collect such deficiency.

SECTION 7.    CASH COLLATERAL CONTROL AGREEMENT

7.1           Interest Payments.  (a) The Collateral Agent hereby agrees that three Business Days prior to each Interest Payment Date, the Collateral Agent shall instruct UBS to transfer funds from the Cash Collateral Account on the applicable Interest Payment Date to each Holder in an amount equal to the cash interest payable to such Holder pursuant to Section 6(a) of the Notes on such Interest Payment Date; provided that, to the extent funds on deposit in the Interest Reserve Account at such time are insufficient to pay such interest in full or the Cash Collateral Control Agreement is no longer in effect, the Company shall remain liable for such deficiency and shall pay the balance of the interest due directly to each Holder on such Interest Payment Date.

(b) The Company hereby agrees that, at any time after the Purchasers are not the sole holders of Notes, five Business Days prior to each Interest Payment Date the Company shall provide a certificate to the Collateral Agent setting forth (i) the names of the Holders, (ii) the amount of cash interest owing to each Holder pursuant to Section 6(a) of the Notes on such Interest Payment Date and (iii) the wire instructions of each Holder.

(c) The Company hereby agrees that, notwithstanding anything to the contrary in this Section 7.1, the Company shall remain liable for payments of cash interest to each Holder pursuant to Sections 6(a) and 6(b) of the Notes on each Interest Payment Date.

7.2           Return of Interest.  From time to time, at the request of the Company, the Collateral Agent (with the prior consent (not to be unreasonably withheld) of the Majority Holders) shall instruct UBS in writing to release to the Company interest and earnings in respect of investments held in the Interest Reserve Account.

7.3           Termination.  Upon termination of this Agreement in accordance with Section 9.15, the Collateral Agent shall provide notice of the termination of the Cash Collateral Control Agreement to the Company and UBS.

SECTION 8.    THE COLLATERAL AGENT

8.1           Appointment.  (a) Each Holder, by acceptance of its Notes, is deemed to have irrevocably designated and appointed the Collateral Agent as the agent of such Holder under this Agreement and the other Note Documents, and to have irrevocably authorized the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Note Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Note Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Collateral Agent.

(b) Each Holder hereby authorizes the Collateral Agent on behalf of and for the benefit of the Holders, to be the agent for and representative of the Holders with respect to the guarantee set forth in Section 2 hereof, the Collateral and this Agreement.  Without further written consent or authorization of the Holders, the Collateral Agent may execute any documents or instruments necessary to release any Guarantor from this Agreement to the extent permitted by the Notes or with respect to which the Majority Holders have otherwise consented.

8.2           Delegation of Duties.  The Collateral Agent may execute any of its duties under this Agreement and the other Note Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

8.3           Exculpatory Provisions.  The Collateral Agent and any of its affiliates and any of its and its affiliates’ respective officers, directors, managers, members, partners, employees, agents, advisors or attorneys-in-fact shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Note Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Holders for any recitals, statements, representations or warranties made by any Grantor or any officer thereof contained in this Agreement or any other Note Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Note Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Note Document or for any failure of any Grantor a party thereto to perform its obligations hereunder or thereunder.  The Collateral Agent shall not be under any obligation to any Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Note Document, or to inspect the properties, books or records of any Grantor.  Notwithstanding the foregoing, nothing in this Section 8.3 shall relieve any Person from any liability for breach of its obligations under any Note Document.

8.4           Reliance by the Collateral Agent.  (a) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate (including, without limitation, any certificate received from the Company pursuant to Sections 7.1(b) or 8.14), affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Grantors), independent accountants and other experts reasonably selected by the Collateral Agent.  The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note has been duly presented to the Company for registration of the transfer of such Note in accordance with Section 17 of the Notes and the Company has provided notice to the Collateral Agent of such transfer.  The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Note Document unless the Collateral Agent shall first receive such advice or concurrence of the Majority Holders (or, if so specified by this Agreement or any other Note Document, all Holders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Holders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Note Documents in accordance with a request of the Majority Holders (or, if so specified by this Agreement or any other Note Document, all Holders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders and all future Holders.

8.5           Payment of Expenses .  The Grantors jointly and severally agree (a) to pay or reimburse the Collateral Agent (other than Sageview for so long as it shall act as the Collateral Agent) for all of the Collateral Agent’s reasonable out of pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Note Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Collateral Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Company prior to the Issuance Date (in the case of amounts to be paid on the Issuance Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Collateral Agent shall deem appropriate, (b) to pay or reimburse the Collateral Agent (other than Sageview for so long as it shall act as the Collateral Agent) for all its reasonable out of pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Note Documents and any such other documents, including the fees and disbursements of counsel to the Collateral Agent, (c) to pay, indemnify, and hold the Collateral Agent (other than Sageview for so long as it shall act as the Collateral Agent) harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Note Documents and any such other documents, and (d) to pay, indemnify, and hold the Collateral Agent (other than Sageview for so long as it shall act as the Collateral Agent) and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Note Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Notes and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Grantor under any Note Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Grantors shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.  All amounts due under this Section 8.5 shall be payable not later than 10 days after written demand therefor.  Statements payable by the Grantors pursuant to this Section 8.5 shall be submitted to Gary Loffredo (Telephone No. (973) 290-0081) (Telecopy No. (973) 290-0080), at the address of the Company set forth in Section 16 of the Notes, or to such other Person or address as may be hereafter designated by the Company in a written notice to the Collateral Agent.  The agreements in this Section 8.5 shall survive repayment of the Notes and all other amounts payable hereunder.

8.6           Indemnification.  The Holders agree to indemnify the Collateral Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Grantors and without limiting the obligation of the Grantors to do so), ratably according to their respective Note Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Notes shall have been paid in full, ratably in accordance with such Note Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Notes) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of this Agreement, the Notes, any of the other Note Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Holder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of the Notes and all other amounts payable hereunder.

8.7           Collateral Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement in accordance with the terms hereof, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)           in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)           in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s and the Holders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)           pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)           execute, in connection with any sale provided for in Section 6.6 or 6.8, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)           (1)  direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;  (2)  ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;  (3)  sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;  (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Holders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 8.7(a)  to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 8.7(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)           The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 8.7, together with interest thereon at a rate per annum equal to the highest interest rate payable under the Notes from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof and in accordance herewith.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Company Obligations are paid in full.

8.8           Duty of Collateral Agent.  The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account.  Neither the Collateral Agent, any Holder nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Collateral Agent and the Holders hereunder are solely to protect the Collateral Agent’s and the Holders’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Holder to exercise any such powers.  The Collateral Agent and the Holders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

8.9           Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.  Each Grantor authorizes the Collateral Agent to use the collateral description “all personal property” in any such financing statements.  Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

8.10           Authority of Collateral Agent.  Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the

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Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Holders, be governed by this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

8.11           Successor Collateral Agent.  (a) The Collateral Agent may resign as Collateral Agent upon 15 days’ notice to the Holders and the Company.  If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Note Documents, then the Majority Holders, with (so long as no Default or Event of Default has occurred and is continuing) the Company’s prior written consent (not to be unreasonably withheld), shall appoint a successor collateral agent for the Holders, whereupon such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any holders of the Loans.  If no successor agent has accepted appointment as Collateral Agent by the date that is 15 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective, and the Holders shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Majority Holders appoint a successor agent as provided for above.  After any retiring Collateral Agent’s resignation as Collateral Agent, the provisions of this Section 8.11 and Section 8.5 shall continue to inure to its benefit.

(b) The Grantors hereby agree that upon the resignation of the Collateral Agent, the Grantors shall cooperate reasonably in the transfer of rights, powers and duties from the Collateral Agent to any successor collateral agent, and shall reasonably agree to any amendments necessary to accommodate the appointment of a successor collateral agent or any such transfer of rights, powers and duties.

8.12           Collateral Agent’s Duties.  Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any amendment, waiver or other modification of this Agreement to be executed (or not to be executed) by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion or rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be acting, giving, withholding, suffering, omitting, making or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed in accordance with this Agreement.  This provision is intended solely for the benefit of the Collateral Agent and its permitted successors and assigns and is not intended to, and will not, entitle the other parties hereto to any defense, claim or counterclaims under or in relation to any Note Documents, or confer any rights or benefits on any party hereto.

8.13           Right to Realize on Collateral and Enforce Guarantees.  Notwithstanding anything to the contrary contained in any of the Note Documents, the Company, the Collateral Agent and each Holder hereby agree that (i) no Holder shall have any right individually to realize upon any of the Collateral or to enforce the Guarantees, it being understood and agreed that all powers, rights and remedies under this Agreement may be exercised solely by the Collateral Agent, on behalf of the Holders in accordance with the terms hereof, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral

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pursuant to a public or private sale or other disposition, the Collateral Agent or any Holder may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of all of the Holders (but not any Holder or Holders in its or their respective individual capacities unless the Majority Holders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition.

8.14           Information as to Holders.  The Company shall deliver to the Collateral Agent within five Business Days after request by the Collateral Agent a certificate setting forth (as of the date specified in such request), (i) the aggregate principal amount outstanding under the Notes, (ii) the interest rate(s) then in effect with respect thereto, (iii) the names of the Holders and the unpaid principal amount thereof owing to each such Holder and (iv) the wire instructions of each Holder.  In addition, the Company shall furnish to the Collateral Agent within five Business Days of a request therefor a certificate (as of the date specified in such request) setting forth the name and address of each party to whom notices must be sent under the Notes.

SECTION 9.    MISCELLANEOUS

9.1           Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by each Grantor and the Collateral Agent, with the consent of the Majority Holders, unless such waiver, amendment, supplement or modification is administrative in nature or favorable in all respects to the Holders, in which case only the consent of each Grantor and the Collateral Agent shall be required.

9.2           Notices.  All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as set forth on Schedule 1 to this Agreement, or to such other address as may be hereafter notified by the respective parties hereto; provided that any notice, request or demand to or upon the Collateral Agent shall not be effective until received.

Each of the Collateral Agent and the Grantors may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

9.3           No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Collateral Agent nor any Holder shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Holder, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Collateral Agent or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Holder would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

28

9.4           Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Note Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Collateral Agent.

(b)           Each Guarantor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Guarantor agrees to indemnify and hold the Collateral Agent and the Holders harmless from, any and all liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlement, court costs and reasonable attorneys’ fees and costs of investigation, with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required so to indemnify and hold the Holders harmless pursuant to Section 4.9 of the Securities Purchase Agreement.

(d)           The agreements in this Section 9.4 shall survive repayment of the Obligations and all other amounts payable under the Notes and the other Note Documents.

9.5           Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and its successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent (acting at the direction of the Majority Holders).

9.6           Set-Off.  In addition to any rights and remedies of the Holders provided by law, each Holder shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Holder, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor.  Each Holder agrees promptly to notify the relevant Grantor and the Collateral Agent after any such application made by such Holder, provided that the failure to give such notice shall not affect the validity of such application.

9.7           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8           Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29

9.9           Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10           Integration.  This Agreement and the other Note Documents represent the agreement of the Grantors, the Collateral Agent and the Holders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Note Documents.

9.11           GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

9.12           Submission To Jurisdiction; Waivers.  Each party hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Note Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 9.2 or at such other address of which the other parties shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

9.13           Acknowledgements.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

(b)           neither the Collateral Agent nor any Holder has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Note Documents, and

30

the relationship between the Grantors, on the one hand, and the Collateral Agent and Holders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holders or among the Grantors and the Holders.

9.14           Additional Grantors.  Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to (a) Section 8(z) of the Notes, (b) the Letter Agreement, dated as of August 11, 2009, among the Phase I Subsidiaries and the Collateral Agent or (c) the Letter Agreement, dated as of August 11, 2009, among Access DM and the Collateral Agent, shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

9.15           Releases.  (a)  At such time as the Obligations shall have been paid in full, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Notes, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Notes; provided that the Company shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Notes and the other Note Documents.

9.16           WAIVER OF JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

ACCESS INTEGRATED TECHNOLOGIES, INC.
By:	/s/ Gary S. Loffredo
Title: SVP

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

ADM CINEMA CORPOATION
By:	/s/ A. Dale Mayo
Title: CEO

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

CORE TECHNOLOGY SERVICES, INC.
By:	/s/ A. Dale Mayo
Title: CEO

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

FIBERSAT GLOBAL SERVICES, INC.
By:	/s/ A. Dale Mayo
Title: CEO

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

HOLLYWOOD SOFTWARE, INC.
By:	/s/ Gary S. Loffredo
Title: Secretary

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

UNIQUESCREEN MEDIA, INC.
By:	/s/ A. Dale Mayo
Title: CEO

Guarantee and Collateral Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

VISTACHIARA PRODUCTIONS, INC.
By:	/s/ A. Dale Mayo
Title: CEO

Guarantee and Collateral Agreement

SAGEVIEW CAPITAL MASTER, L.P.
By:	Sageview Capital GenPar, Ltd., its general partner

By:	/s/ Barbara E. Parker
Name: Barbara E. Parker
Title: Vice President

Guarantee and Collateral Agreement

Schedule 1

NOTICE ADDRESSES

Collateral Agent:	Sageview Capital Master, L.P.
245 Lytton Avenue, Suite 250
Palo Alto, California 94301
Attention: Edward A. Gilhuly
Telecopy: 650-473-5401
Telephone: 650-473-5435
Funding Office: Sageview Capital
55 Railroad Avenue
Greenwich, Connecticut 06830

With a copy to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Jennifer Hobbs
Email: jhobbs@stblaw.com

Issuer:	55 Madison Avenue, Suite 300
Morristown, NJ 07960
Attention: Gary Loffredo
Telecopy: (973) 290-0081
Telephone: (973) 290-0080

With a copy to (which shall not constitute notice):

Kelley Drye & Warren LLP
101 Park Avenue
New York, New York 10178
Attention: Jonathan Cooperman
Email: jcooperman@kelleydrye.com
Telecopy: (212) 808-7897
Telephone: (212) 808-7534

Each Grantor:	c/o Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.
55 Madison Ave, Suite 300
Morristown, NJ 07960
Attention: Gary Loffredo
Email:gloffredo@cinedigm.com
Telecopy: (973) 290-0081
Telephone: (973) 290-0080

With copy to:

Kelley Drye & Warren LLP

3

101 Park Avenue
New York, New York 10178
Attention: Jonathan Cooperman
Email: jcooperman@kelleydrye.com
Telecopy: (212) 808-7897
Telephone: (212) 808-7534

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Pledgor	Class of Stock	Stock Certificate No.	No. of Shares	Percent Pledged
Core Technology Services, Inc.	Company	Common Stock	2	100	100%
Hollywood Software, Inc.	Company	Common Stock	1	10,000,000	100%
FiberSat Global Services, Inc.	Company	Common Stock	1	100	100%
ADM Cinema Corporation	Company	Common Stock	1	1,000	100%
UniqueScreen Media, Inc.	Company	Series A Voting Common Stock	AC1	4,080	100%
UniqueScreen Media, Inc.	Company	Series A Convertible Preferred Stock	AP1	25,000	100%
UniqueScreen Media, Inc.	Company	Series B Convertible Preferred Stock	BP1	15,400	100%
Vistachiara Productions, Inc.	Company	Common Stock	1	100	100%
Access Digital Media, Inc.	Company	Common Stock	1	19,213,758	100%
Access Digital Media, Inc.	Company	Common Stock	2	5,372,4111	100%

Pledged Notes:

____________________________
1   To be issued on August 11, 2009.

5

Issuer	Payee	Original Principal Amount
Movie Gems, Inc. and American Cinemas Group, Inc.	Access Integrated Technologies, Inc.	$1,108,956.14
FiberMedia Holdings, LLC	Access Integrated Technologies, Inc.	$630,618.21
M.A. Operating, Inc.	UniqueScreen Media, Inc.	$43,333.34

Schedule 3

Uniform Commercial Code Filings

Name of Grantor	Uniform Commercial Code Filing
Access Integrated Technologies, Inc.	Secretary of State of the State of Delaware
Core Technology Services, Inc.	Secretary of State of the State of New York
Hollywood Software, Inc.	Secretary of State of the State of California
Fibersat Global Services, Inc.	Secretary of State of the State of Delaware
ADM Cinema Corporation	Secretary of State of the State of Delaware
UniqueScreen Media, Inc.	Secretary of State of the State of Delaware
Vistachiara Productions, Inc.	Secretary of State of the State of Delaware

7

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office
Access Integrated Technologies, Inc.	Delaware	55 Madison Ave., Suite 300 Morristown, NJ 07960
Core Technology Services, Inc.	New York	c/o Access Integrated Technologies, Inc. 55 Madison Ave., Suite 300 Morristown, NJ 07960
Hollywood Software, Inc.	California	c/o Access Integrated Technologies, Inc. 55 Madison Ave., Suite 300 Morristown, NJ 07960
FiberSat Global Services, Inc.	Delaware	c/o Access Integrated Technologies, Inc. 55 Madison Ave., Suite 300 Morristown, NJ 07960
ADM Cinema Corporation	Delaware	c/o Access Integrated Technologies, Inc. 55 Madison Ave., Suite 300 Morristown, NJ 07960
UniqueScreen Media, Inc.	Delaware	314 10th Avenue South Suite #160 Waite Park, MN 56387
Vistachiara Productions, Inc.	Delaware	c/o Access Integrated Technologies, Inc. 55 Madison Ave., Suite 300 Morristown, NJ 07960

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Locations
Access Integrated Technologies, Inc.	55 Madison Ave., Suite 300 Morristown, NJ 07960
Core Technology Services, Inc.	11 Broadway, 11th Floor, Suite 1131 New York, NY 10038
882 3rd Avenue Brooklyn, NY 11232
75 Broad St., Suite 1902 New York, NY 10004
111 Pavonia Avenue Jersey City, NJ 07310
Hollywood Software, Inc.	6255 Sunset Blvd., Suite 1025 Hollywood, CA 90028
691 N. Squirrel Rd., Suite 125 Auburn Hills, MI 48326
FiberSat Global Services, Inc.	20640 Bahama St. Chatsworth, CA 91311
ADM Cinema Corporation	188 Prospect Park West Brooklyn, NY 11215
Vistachiara Productions, Inc.	21045 Califa St., Suite 101 Woodland Hills, CA 91367

9

15260 Ventura Blvd., Suite 730 Sherman Oaks, CA 91403
UniqueScreen Media, Inc.	314 10th Avenue South, Suite #160 Waite Park, MN 56387
450 US HWY 231 North Troy, AL 36081
190 West Continental Road Green Valley, AZ 85614
180 Swanson Ave. Lake Havasu, AZ 86403
2441 Scaroni Rd Calexico, CA 92231
32030 Mccray Rd Cloverdale, CA 95425
2335 US Highway 86 Imperial, CA 92251
2690 Feather River Blvd. Oroville, CA 95965
226 Mt. Hermon Road Scotts Valley, CA 95066
2705 Cinema Way Selma, CA 93662
501 Main Street Susanville, CA 96130
819 Main St. Susanville, CA 96130
40 Main Street Tiburon, CA 94920
1125 S. Green Valley Road Watsonville, CA 95076
57 East Commercial Street Willits, CA 95490
23 W. Main Cortez, CO 81321
211 Summit Place Dillon, CO 80498

10

102 E. 5TH ST Durango, CO 81301
900 Trans-Lux Drive Durango, CO 81301
6085 Sky Pond Drive Loveland, CO 80537
655 Marketplace Plaza Steamboat Springs, CO 80487
50 Massachusetts Ave. NE Washington, D.C.20002
250 N. Atlantic Ave. Daytona Beach, FL 32118
5881 Lake Worth Road Greenacres, FL 33463
3855 Tamiama Trail East Naples, FL 34112
833 Vanderbilt Beach Rd Naples, FL 34108
1553 Palm Bay Rd. Palm Bay, FL 32905
3750 US HWY 27 N. Sebring, FL 33870
550 S Gear Ave Suite 3 Burlington, IA 52655
6301 University Ave Cedar Falls, IA 50613
218 6th Ave S Clinton, IA 52732
1451 Coral Ridge Ave Coralville, IA 52241
1417 Central Ave Fort Dodge, IA 50501
1602 Sycamore Iowa City, IA 52240
4710 4th Street SW Mason City, IA 50401

11

229 E Main St Ottumwa, IA 52501
2933 Brock Lane Bedford, IN 47421
2235 Park Road Connersville, IN 47331
950 South Hebron Ave Evansville, IN 47715
3898 Lafayette Road Indianapolis, IN 46254-2502
744 Jefferson Court Madison, IN 47250
300 Professional Ct. New Albany, IN 47150
10075 Town & Country Blvd. Noblesville, IN 46060
357 Tanger Blvd. Seymour, IN 47274
1624 East State Road 44 Shelbyville, IN 46176
2929 Great Escape Drive Bedford, IN 47421
302 East Main Chanute, KS 66720
229 W. 6th Street Concordia, KS 66901
300 E Centtral El Dorado, KS 67042
1802 1/2 East St. Iola, KS 66749
1841 Village West Parkway Kansas City, KS 66111
318F North Main Street McPherson, KS 67460
118 South Summit St. Arkansas City, KS 67005

12

Village Square Mall, 2601 Central Dodge City, KS 67801
121 Laurel St Independence, KS 67301
10699 U.S. Route 60 Ashland, KY 41102
2725 E. John Rowan Blvd. Bardstown, KY 40004
2625 Scottsville Road Bowling Green, KY 42101
323 Great Escape Drive Bowling Green, KY 42101
1231 Woodland Dr. Elizabethtown, KY 42701
7650 Turfway Rd Florence, KY 41042
410 South First Street LaGrange, KY 40031
6801 Dixie Hwy Louisville, KY 40258
455 Madison Square Drive Madisonville, KY 42431
895 Dixie Hwy. Radcliff, KY 40160
250 Brighton Circle Shelbyville, KY 40065
103 Crossing Drive Wilder, KY 41076
6 Merrill St Salisburry, MA 1952
5509 Oregon Avenue Arbutus, MD 21227
10701 New Georges Creek Rd Frostburg, MD 21532
783 Portland Saco, ME 4072

13

333 Clarks Pnd ParkwaySouth Portland, ME 4106
183 County Rd. Westbrook, ME 4092
3195 28th Street SE Grand Rapids, MI 49512
2950 Carlton Road Hillsdale, MI 49242
2510 Bridge Ave. Albert Lea, MN 56007
2910 S. Broadway Alexandria, MN 56308
14145 Baxter Drive Baxter, MN 56401
5284 Theatre Lane Bemidji, MN 56601
320 Minnesota Ave Breckenridge, MN 56520
123 NE 2nd Ave. Cambridge, MN 55008
11500 Theatre Drive Champlin, MN 55316
4423 USA HWY 12 Delano, MN 55328
300 Harbor Drive Duluth, MN 55802
118635 Ulysses St. NE East Bethel, MN 55005
200 Western Avenue NW Faribault, MN 55021
113 SE 21st Street Grand Rapids, MN 55744
4351 Stebner Rd. Hermantown, MN 55811
4015 9th Avenue West Hibbing, MN 55746

14

1118 Main Street Hopkins, MN 55343
20653 Keokuk Ave. Lakeville, MN 55044
234 Sibley Ave Litchfield, MN 55355
115 1ST SE Little Falls, MN 56345
230 West Lion St. Marshall, MN 56258
900 East 80th Street Minneapolis, MN 55420
560 South 1st Street Montevideo, MN 56265
9375 Deegan Avenue Monticello, MN 55362
7 S Enterprise Dr Mountain Iron, MN 55768
209 Washburn Ave Paynesville, MN 56362
3400 Vicksburg Lane Plymouth, MN 55447
9900 Sherlard Parkway Plymouth, MN 55441
13692 Rogers Drive Rogers, MN 55374
5400 Excelsior Blvd St. Louis Park, MN 55416
1830 Grand Avenue St. Paul, MN 55105
760 Cleveland Avenue South St. Paul, MN 55116
101 W. 1st St. Waconia, MN 55387
1621 West Division Waite Park, MN 56387

15

1180 County Road J White Bear Township, MN 55110
70 West 2nd St. Winona, MN 55987
800 E. Bolivar Bolivar, MO 65613
2880 North Grand Dr. Chillicothe, MO 64601
1522 Parkway West Festus, MO 63028
521 Commons Drive Fulton, MO 65251
1651 Hwy “0” Building C-1 Gravois Mills, MO 65037
2727 Cantrell Road Harrisonville, MO 64701
115 North Elson Kirksville, MO 63501
925 South Jefferson Lebenon, MO 65536
1125 Franklin Lexington, MO 64067
2101 W Kansas Liberty, MO 64068
Teal Lake Mall S. Hwy 54 Mexico, MO 65265
3000 North Morley Moberly, MO 65270
1601 Malcolm Mosby Drive Neosho, MO 64850
#5 Prairie Dell Plaza Union, MO 63084
265 Veterans Mem. Parkway Warrenton, MO 63383
100 Tre’ Mont Centre Waynesville, MO 65583

507 Plaza Drive Monett, MO 65708
823 Highway 24/27 East Albemarle, NC 28001
Hwy 12- Box 950 Avon, NC 27915
3437 S. Church Street Burlington, NC 27215
9110 King’s Parade Dr. Charlotte, NC 28273
91 Sequoyah Trail Cherokee, NC 28719
122 Southeast Blvd. Clinton, NC 28328
120 Country Club Dr. Concord, NC 28025
815 E. Ocean Trail Corolla, NC 27927
1058 West Club Blvd. Durham, NC 27701
105 Tenth Place Goldsboro, NC 27534
1305 Battleground Ave Greensboro, NC 27408
907 Beckford Drive Henderson, NC 27536
1803 N. Croatan Hwy Kill Devil Hills, NC 27948
1176 Hillfarm Rd. Kinston, NC 28504
2806 Trent Rd New Bern, NC 28563
821 Benvenue Rd. Rocky Mount, NC 27804
4836 Long Beach Road Southport, NC 28461

17

3931 9th Ave SW Fargo, ND 58103
4101 17th Ave SW Fargo, ND 58103
3100 23rd St Columbus, NE 68601
120 S 3rd St Norfolk, NE 68701
408 Platte Avenue York, NE 68467
1226 Hooksett Rd Hooksett, NH 03106
11 Executive Park Drive Merrimack, NH 03054
2322 W. Pierce Carlsbad, NM 88220
33771 South US HWY 285 Espanola, NM 87532
1005 S. El Paseo Las Cruces, NM 88004
Sun Ranch Vg. Loop Los Lunas, NM 87031
721-D Mechum Ruidoso, NM 88345
110 Old Talpa Canyon Rd. Taos, NM 87571
6 Alva Place W Batavia, NY 14020
1428 Hertel Avenue Buffalo, NY 14216
3500 Main Street Buffalo, NY 14226
639 Main Street Buffalo, NY 14203
3701 McKinley Pkwy Hamburg, NY 14219

18

171-3 Fairmount Avenue Lakewood, NY 14750
35 South Broad St. Norwich, NY 13815
4545 Transit Rd. Williamsville, NY 14221
1008 E. State Street Athens, OH 45701
2125 Larrick Rd Cambridge, OH 43725
8200 E. Washington Street Chagrin Falls, OH 44023
119 Pawnee Rd Chillicothe, OH 45601
4450 Eastgate Blvd Cincinnati, OH 45245
5190 Glen Crossing Way Cincinnati, OH 45238
601 Cincinnati Mills Drive Cincinnati, OH 45240
230 W. Huron Road Cleveland, OH 44113
2163 Lee Road Cleveland Heights, OH 44118
375 W. Nationwide Blvd. Columbus, OH 43215
500 Howe Avenue Cuyahoga Falls, OH 44221
8300 Lyons Ridge Drive Dayton, OH 45458
2650 Midway Mall Elyria, OH 44035
3479 Dixie Highway Franklin, OH 45005
7650 Waynetown Blvd Huber Heights, OH 45424

19

11535 Upper Gilchrist Road Mount Vernon, OH 43050
50 Theatre Drive Norwalk, OH 44857
10 N Beech St Oxford, OH 45056
1623 Chillicothe Street Portsmouth, OH 45662
13116 Shaker Square Shaker Heights, OH 44120
6185 Enterprise Parkway Solon, OH 44139
1407 West Country Club Road Claremore, OK 74107
3000 S. Country Club Road El Reno, OK 73036
222 N. Main Miami, OK 74355
1245 New Sapulpa Rd Sapulpa, OK 74066
1879 Columbia Blvd Bloomsburg, PA 17815
123 Main Street Bradford, PA 16701
3431 Simpson Ferry Road Camp Hill, PA 17011
20 Presidential Circle Gettysburg, PA 17325
380 Eisenhower Drive Hanover, PA 17331
1150 Cocoa Avenue Hershey, PA 17033
965 Lycoming Mall Circle Pennsdale, PA 17756
425 Cinema Drive Pittsburgh, PA 15203

20

3050 North 5th St Hwy Reading, PA 19605
301 Lackaswanna Avenue Scranton, PA 18503
Routes 11 & 15, Suite T1 Selinsgrove, PA 17870
125 Premiere Drive State College, PA 16801
3031 Carnegie Dr. State College, PA 16803
1666 Market Street Warren, PA 16365
24 East Northampton Street Wilkes Barre, PA 18701
300 W. Fourth Street Williamsport, PA 17701
2072 Sam Rittenberg Blvd. Charleston, SC 29407
435 William Hilton Pkwy Hilton Head Isle, SC 29926
6711 Stage Road Bartlett, TN 38134
1810 Tiny Town Road Clarksville, TN 37040
925 W. Andrew Johnson Hwy Greeneville, TN 37745
575 Vann Drive Jackson, TN 38305
71 Conrad Drive Jackson, TN 38305
137 Pleasant Grove Rd. SW Mcdonald, TN 37353
5117 Old Summer Road Memphis, TN 38122
226 Hwy. 121 South Bonham, TX 75476

21

1401 Joe Ramsey Blvd Greenville, TX 75401
11505 W. Loop 1604 N. San Antonio, TX 78250
13707 Embassy Row San Antonio, TX 78212
17703 IH-10 West San Antonio, TX 78257
1918 SW Military Drive San Antonio, TX 78221
2938 NE Loop 410 San Antonio, TX 78218
4522 Fredricksburg San Antonio, TX 78201
7600 Interstate Hwy 10 West San Antonio, TX 78230
1373 E. Walnut Seguin, TX 78155
24720 State Highway 249 Tomball, TX 77375
957 E. Stuart Drive Galax, VA 24333
13025 Worldgate Drive Herndon, VA 20170
Building CD-12 NEX Mall Complex Norfolk, VA 23511
202 Von Ave Ashland, WI 54806
236 Front Street Beaver Dam, WI 53916
214 E. Wall St. Eagle River, WI 54521
216 E. Wall St. Eagle River, WI 54521
1830 Brackett Avenue Eau Claire, WI 54701

22

520 Stage Line Road Hudson, WI 54016
419 S. Central Ave. Marshfield, WI 54449
208 West Wolf River Plaza New London, WI 54961
1769 County Hwy 55 Rice Lake, WI 54868
1494 E. Green Bay St Shawano, WI 54166
1010 Maple Street Sparta, WI 54656
1601 6th Avenue Stevens Point, WI 54881
2725 Church Street Stevens Point, WI 54881
1820 Alabama Sturgeon Bay, WI 54235
69 North 28th Street Superior, WI 54880
218 South Main Street Waupaca, WI 54981
220 E. Grand Ave Wisconsin Rapids, WI 54494
Greenbriar Valley Mall Lewisburg, WV 24901
60 McDowell Street Welch, WV 24801
3236 Grande Ave. #439 Laramie, WY 82070

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

Core Technology Services, Inc.

Copyright Reg. TXu001025247 for “ISIS-CMS”

Access Integrated Technologies, Inc.

ASP Service Agreement for Use of Software between Access Integrated Technologies, Inc. and Roadside Attractions LLC

TDS Software License Agreement between Access Integrated Technologies, Inc. and Summit Entertainment, LLC

Software License Agreement, dated as of February 1, 2006, by and between Philips Electronics Nederland B.V. and Access Integrated Technologies, Inc.

PATENTS AND PATENT LICENSES

Access Integrated Technologies, Inc.

U.S. Patent Application No. 11/696,093 (Publication No. US 2008/0250077 A1) for "Method and Apparatus for Media Duplication" by Fahey et al.

TRADEMARKS AND TRADEMARK LICENSES

Access Integrated Technologies, Inc.

Reg. No. 3,023,074 for DIGI-CENTRAL
App. No. 77/626,690 for CINEDIGM & Design
App. No. 77/619,979 for CINEDIGM DIGITAL CINEMA CORP.
App. No. 77/618,952 for CINEDIGM
App. No. 77/611,951 for ACCESS DIGITAL CINEMA
App. No. 77/617,358 for CINELIVE
Reg. No. 2,985,860 for ACCESS DIGITAL MEDIA
Reg. No. 2,808,284 for ACCESSDATAVAULT
Reg. No. 2,889,633 for ACCESS IT INTEGRATED TECHNOLOGIES & Design
Reg. No. 2,882,272 for ACCESS INTEGRATED TECHNOLOGIES
Reg. No. 2,832,493 for ACCESSVAULT
Reg. No. 2,845,462 for ACCESSBACKUP
Reg. No. 2,840,792 for ACCESSBUSINESSCONTINUANCE
Reg. No. 2,832,492 for ACCESSCONTENT
Reg. No. 2,848,064 for ACCESSSAFE
Reg. No. 2,848,063 for ACCESSSECURE
Reg. No. 2,830,344 for ACCESS COLOCENTER
Reg. No. 2,802,968 for ACCESSSTORE
Reg. No. 2,786,898 for ACCESSCOLO

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Reg. No. 2,800,730 for ACCESSCOLO, INC. & Design

FiberSat Global Services, Inc.

Reg. No. 3,195,709 for VORTEX SOLUTIONS ENGINE
Reg. No. 3,128,828 for THEATER COMMAND CENTER
Reg. No. 3,195,708 for VORTEX SOLUTIONS ENGINE
Reg. No. 2,791,499 for S FIBERSAT GLOBAL SERVICES & Design
Reg. No. 2,804,924 for SOLUTIONS BEYOND SATELLITE…
Reg. No. 2,819,822 for FIBERSAT GLOBAL SERVICES
Reg. No. 3,338,685 for THEATRE COMMAND CENTER

UniqueScreen Media, Inc.

Reg. No. 3,410,512 for THE REST OF AMERICA
Reg. No. 2,961,327 for THE SHOW BEFORE THE SHOW
Reg. No. 2,979,326 for PREFLIX
Reg. No. 2,808,323 for UNIQUESCREEN MEDIA
Application Serial No. 77/786,236 for THE REST OF AMERICA
Application Serial No. 77/786,226 for THE SHOW BEFORE THE SHOW
Application Serial No. 77/786,209 for PREFLIX

Schedule 7

CONTRACTS

1.           Note Purchase Agreements, dated August 11, by and between the Company and each holder of the 2007 Notes.

2.           Employment Agreement, dated August 11, 2009, between the Company and Adam Mizel.

3.           Rights Agreement, dated as of August 10, 2009.

4.           Letter Agreement, dated as of August 11, 2009, by and between A. Dale Mayo and the Purchasers.

5.           Securities Purchase Agreement, dated August 24, 2007, by and between the Company Ullman Family Partnership, LP.

6.           Securities Purchase Agreement, dated February 9, 2009, by and between the Company and OCI-Cinedigm, LLC.

7.           Securities Purchase Agreement, dated February 10, 2009, by and among the Company and certain purchasers.

8.           Registration Rights Agreement, dated August 24, 2007 by and among the Company and certain purchasers.

9.           Common Stock Purchase Warrant, dated February 10, 2009, issued to OCI – Cinedigm, LLC to purchase 700,000 shares of Class A Common Stock.

10.           Common Stock Purchase Warrant, dated February 9, 2009, issued to the Ullman Family Partnership, LP to purchase 700,000 shares of Class A Common Stock.

11.           Warrants, dated as of July 19, 2005, issued to purchasers pursuant to Securities Purchase Agreement, dated as of July 19, 2005, by and among the Company and certain purchasers.

12.           Registration Rights Agreement, dated as of July 19, 2005 among the Company and certain purchasers.

13.           Warrants issued in November 2005 in connection with the conversion pursuant to a Letter Agreement dated August 2005 of all Convertible Debentures Warrants.

14.           Engagement Letter, dated May 28, 2009, by and between SG Americas Securities, LLC and the Company.

15.           Digital Cinema Domestic Deployment Agreement, dated March 10, 2008, by and among Access Digital Cinema Phase 2, Corp., Access Integrated Technologies, Inc. and Walt Disney Studios Motion Pictures.

16.           Digital Cinema Deployment Agreement, dated March 7, 2008, by and between Twentieth Century Fox Film Corporation and Access Digital Cinema Phase 2 Corp. and Access Integrated Technologies, Inc.

17.           Amendment No. 1, dated February 25, 2009, to the Digital Cinema Deployment Agreement, dated March 7, 2008, by and among Twentieth Century Fox Film Corporation, Access Digital Cinema Phase 2 Corp. and Access Integrated Technologies, Inc.

18.           Settlement Agreement and Mutual Release, dated December 12, 2008, by and between Fox Entertainment Group, Inc. and Access Integrated Technologies, Inc.

19.           Digital Cinema Deployment Agreement, dated February 16, 2009, by and among Columbia Pictures Industries, Inc., Sony Pictures Releasing Corporation, Access Digital Cinema Phase 2 Corp. and Access Integrated Technologies, Inc.

20.           Letter Agreement, dated September 16, 2008, by and among Screenvision Exhibition, Inc., UniqueScreen Media, Inc. and the Company.

21.           Master Collocation Agreement, dated May 4, 2007, by and among Access Integrated Technologies, Inc., FiberMedia AIT, LLC and Telesource Group, Inc.

22.           Enterprise Hosting Agreement, by and between Netgain Technology, Inc. and Access IT.

23.           Service Level Agreement, dated January 1, 2008, by and between Netgain Technology, Inc. and Access IT.

24.           Software License Agreement, dated as of February 1, 2006, by and between Philips Electronics Nederland B.V. and Access Integrated Technologies, Inc.

25.           Software Escrow Agreement No. #6302, dated 2006, by and between Access Integrated Technologies, Inc. and National Software Escrow, Inc.

26.           Agreement, dated as of February 10, 2009, by and between Vistachiara Productions, Inc. and Olympus Pictures Distribution LLC.

27.           Agreement, dated as of June 2008, by and among Vistachiara Productions, Inc., Ullman Family Film Production, LLC and Cinema Seven Productions.

28.           Lease Agreement, dated as of May 23, 2000, by and between the Company (formerly Fibertech & Wireless, Inc.) and 55 Madison Avenue Associates, LLC.

29.           Agreement of Lease, dated as of July 18, 2000, by and between the Company and 1-10 Industry Associates, LLC.

30.           Agreement of Lease, dated as of January 18, 2000, by and between the Company (by assignment from BridgePoint International (Canada), Inc.) and 75 Broad, LLC.

31.           Additional Space and Lease Modification to the Agreement of Lease, dated as of January 18, 2000, by and between the Company (by assignment from BridgePoint International (Canada), Inc.) and 75 Broad, LLC, dated May 16, 2000.

32.           Second Additional Space and Lease Modification to the Agreement of Lease, dated as of January 18, 2000, by and between the Company (by assignment from BridgePoint International (Canada), Inc.) and 75 Broad, LLC, dated August 15, 2000.

33.           Assignment and Assumption of Lease Agreement, dated December 21, 2001, by and among Bridge Point International (Canada) Inc. and Access Intregrated Technologies, Inc.

34.           Lease Agreement, dated September 12, 2005, by and between USA Sunset Media, LLC and Access Integrated Technologies, Inc.

35.           First Amendment, dated January 10, 2006, to Lease Agreement, dated September 12, 2005, by and between USA Sunset Media, LLC and Access Integrated Technologies, Inc.

36.           Second Amendment, dated as of June 2, 2006, to Lease Agreement, dated September 12, 2005, by and between USA Sunset Media, LLC and Access Integrated Technologies, Inc.

37.           Lease Agreement, dated March 10, 2005, by and between 55 Madison Avenue Associations, LLC and Access Integrated Technologies, Inc.

38.           First Lease Extension Agreement, dated as of January 16, 2009, to Lease Agreement, dated March 10, 2005, by and between 55 Madison Avenue Associations, LLC and Access Integrated Technologies, Inc.

39.           Standard Industrial/Commercial Single-Tenant Lease-Gross, dated as of December 2, 1996, by and between David L. McNamara and McKibben Communications, Inc.

40.           First Amendment to Lease, dated March 6, 2006, by and between the David L. McNamara Family Trust, successor to David L. McNamara, and FiberSat Global Services, Inc., successor to McKibben Communications, Inc.

41.           Lease for Communications Equipment Space, dated July 1, 2004, by and between Time Warner Cable and FiberSat Global Services, LLC.

42.           Lease Agreement, dated September 15, 2008, by and between Quarry Center, LLC and Access Integrated Technologies, Inc.

43.           Amended and Restated Employment Agreement, dated March 31, 2008, by and between the Company and A. Dale Mayo.

44.           Separation Agreement & Release, dated March 31, 2009, by and between the Company and Kevin Farrell.

45.           Employment Agreement between Hollywood Software, Inc. and Robert Jackovich.

46.           Employment Agreement, dated March 12, 2007, by and between UniqueScreen Media, Inc. and William A. McGlamery.

47.           Non-Qualified Stock Option Agreement (granted under the Company Stock Plan) by and between the Company and certain employees.

48.           Stock Option Agreement (granted under the Company Stock Plan) by and between the Company and certain employees.

49.           Restricted Stock Unit Agreement (granted under the Company Stock Plan) by and between the Company and certain employees.

50.           Restricted Stock Unit Agreement (granted under the Company Stock Plan) by and between the Company and each of its directors.

51.           Employment Agreement, dated as of January 2007, by and between Vistachiara Productions, Inc. and Jonathan Dern.

52.           Executive Confidentiality, Inventions and Noncompete Agreement, dated as of January 2007, by and between Jonathan Dern, Access Integrated Technologies, Inc.

53.           Employment Agreement, dated as of January 2007, by and between Vistachiara Productions, Inc. and Michele Martell.

54.           Executive Confidentiality, Inventions and Noncompete Agreement, dated as of January 2007, by and between Michele Martell, Access Integrated Technologies, Inc.

55.           Confidentiality, Inventions and Noncompete Agreement, by and between Access Integrated Technologies, Inc. and certain employees

56.           Agreement, by and between Access Integrated Technologies, Inc. and Motion Picture Projectionists, Video Technicians, Theatrical Employees & Allied Crafts Union Local 306 of the International Alliance of Theatrical Stage Employees and Moving Picture Operators of the United States and Canada.

57.           Engagement Agreement, dated as of April 20, 2009, by and between the Company and Imperial Capital, LLC.

58.           Side Letter, dated as of August 11, 2009, by and between the Company and Imperial Capital, LLC.

59.           Registration Rights Agreement, dated as of August 11, 2009, by and between the Company and Imperial Capital, LLC.

60.           Notes issued to purchasers pursuant to the Securities Purchase Agreement, dated August 24, 2007, by and among the Company and certain purchasers.

61.           Asset Purchase Agreement, dated as of January 7, 2007, by and between Access Integrated Technologies, Inc., Vistachiara Productions, Inc., BP/KTF, LLC and each member of BP/KTF, LLC.

62.           Letter of Credit, dated November 18, 2005, issued by JPMorgan Chase Bank, N.A. on behalf of Hollywood Software, Inc. for the benefit of USA Sunset Media, LLC.

63.           Subsidiary Guaranty in favor of the holders of certain notes, dated August 24, 2007, by Access Digital Media, Inc., Core Technology Services, Inc., Hollywood Software, Inc., Fibersat Global Services Inc., PLX Acquisition Corp. and Vistachiara Productions, Inc.

64.           Lease Agreement, dated as of August 9, 2002, by and between OLP Brooklyn Pavilion LLC and Pritchard Square Cinema LLC.

65.           First Amendment to Contract of Sale and Lease Agreement, dated as of August 9, 2002, by and among Pritchard Square LLC, OLP Brooklyn Pavilion LLC and Pritchard Square Cinema, LLC.

66.           Second Amendment to Contract of Sale and Lease Agreement, dated as of April 2, 2003, by and among Pritchard Square LLC, OLP Brooklyn Pavilion LLC and Pritchard Square Cinema, LLC.

67.           Third Amendment to Contract of Sale and Lease Agreement, dated as of November 1, 2003, by and among Pritchard Square LLC, OLP Brooklyn Pavilion LLC and Pritchard Square Cinema, LLC.

68.           Fourth Amendment to Lease Agreement, dated as of February 11, 2005, by and between ADM Cinema Corporation and OLP Brooklyn Pavilion LLC.

69.           Asset Purchase Agreement, dated January 7, 2007 between the Company, Vistachiara Productions, Inc., BP/KTF, LLC and the members of BP/KTF, LLC.

70.           Master Lease Agreement, dated as of June 1, 2009, by and between VAR Resources, Inc. and the Company.

71.           Lease Agreement, dated as of January, 2009, by and between VAR Resources, Inc. and the Company.

72.           Capital Lease, dated as of  May 20, 2009, by and between Access Integrated Technologies, Inc. and International Datacasting.

73.           Master Lease Agreement, dated as of October 20, 2008, by and between Access Integrated Technologies, Inc. and Insight Direct USA, Inc.

74.           Lease, dated as of November 20, 2008, by and between Access Integrated Technologies, Inc. and Insight Direct USA, Inc.

75.           Business Lease Agreement between Access Integrated Technologies, Inc. and HP Financial Services.

76.           Equipment Finance Agreement between UniqueScreen Media, Inc. and Falcon Leasing LLC.

77.           Services Agreement, dated as of August 11, 2009, by and between Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp. and Aquifer Capital Group, LLC

78.           Master License Agreement, dated as of April 11, 2006, by and between Christie/AIX, Inc. and ADM Cinema Corporation.

79.           Amendment to AIX Term Loan Agreement, dated as of August 9, 2007, by and between Access Integrated Technologies, Inc. and Christie Digital Systems, Inc.

Schedule 8

COMMERCIAL TORT CLAIMS

None.

Schedule 9

DEPOSIT ACCOUNTS

Pledgor	Depositories	Type of Account	Accout #	Pledgor Address
Company	JPMorgan Chase Bank, N.A.	Checking Account		55 Madison Ave, Suite 300, Morristown, NJ 07960
ADM Cinema, Inc.	JPMorgan Chase Bank, N.A.	Checking Account		55 Madison Ave, Suite 300, Morristown, NJ 07960
Vistachiara Productions, Inc.	JPMorgan Chase Bank, N.A.	Checking Account		55 Madison Ave, Suite 300, Morristown, NJ 07960
Company	JPMorgan Chase Bank, N.A.	Checking Account		55 Madison Ave, Suite 300, Morristown, NJ 07960
Hollywood Software, Inc.	JPMorgan Chase Bank, N.A.	Certificate of Deposit		55 Madison Ave, Suite 300, Morristown, NJ 07960]
Hollywood Software, Inc.	JPMorgan Chase Bank, N.A.	Certificate of Deposit		55 Madison Ave, Suite 300, Morristown, NJ 07960]
UniqueScreen Media, Inc.	Marshall & Isley Bank	Checking Account		55 Madison Ave, Suite 300, Morristown, NJ 07960

SECURITIES ACCOUNTS

Pledgor	Depositories	Type of Account	Accout #	Pledgor Address
Company	JPMorgan Chase Bank, N.A.	Money Market Fund		55 Madison Ave, Suite 300, Morristown, NJ 07960

Annex 1 to
Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the “Additional Grantor”), in favor of ___________________________, as Collateral Agent (in such capacity, the “Collateral Agent”) for the Holders (the “Holders”) from time to time of the Senior Secured Notes (the “Notes”) issued by Access Integrated Technologies, Inc. (d/b/a Cinedigm Digital Cinema Corp.) (the “Issuer”) pursuant to the Securities Purchase Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Notes.

W I T N E S S E T H :

WHEREAS, the Company and the purchasers identified in the Securities Purchase Agreement (as defined below) have entered into a Securities Purchase Agreement, dated as of August 11, 2009 (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”);

WHEREAS, in connection with the issuance of the Notes, the Company and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of August 11, 2009 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Notes require the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.  Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]
By:
Name: Title:

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

Supplement to Schedule 8

Supplement to Schedule 9

Annex 2

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of __________, 20___ among _______________ (the “Debtor”), [  ], as collateral agent, (the “Secured Party”) and __________ (the “Bank”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Guarantee and Collateral Agreement dated as of August [  ], 2009 among Access Integrated Technologies, Inc. (the “Company”), the subsidiaries of the Company party thereto from time to time and the Secured Party (the “Guarantee and Collateral Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

1.           Establishment of Deposit Account.  The Bank hereby confirms that (i) the Bank has established account number [identify account number] in the name “[Debtor]” (such account and any successor account the “Deposit Account”), and (ii) the Deposit Account is a “deposit account” as such term is defined in §9-102 (a) (29) of the UCC.

2.           Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Debtor granted to the Secured Party, its successors and assigns, a security interest in all right, title or interest in and to the Deposit Account pursuant to the Guarantee and Collateral Agreement.  The Bank acknowledges the Secured Party's security interest in the Deposit Account and that this Agreement constitutes notice of such security interest and the Bank further acknowledges and agrees that it does not and shall not object to or contest the Secured Party’s security interest in the Deposit Account.

3.           Control.  If at any time the Bank shall receive any instructions originated by the Secured Party directing disposition of the funds in the Deposit Account, the Bank shall comply with such instructions without further consent by the Debtor or any other person.  Each of the Bank and the Secured Party may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

4.           Subordination of Lien; Waiver of Set-Off.  In the event that the Bank has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Bank hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.  Money and other items deposited to the Deposit Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Deposit Account, and (ii) the face amount of any checks which have been credited to the Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

5.           Choice of Law.  Both this Agreement and the Deposit Account shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank’s jurisdiction (within the meaning of §9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

6.           Conflict with other Agreements.  There are no other agreements entered into between the Bank and the Debtor with respect to the Deposit Account except for [identify other agreements] (the “Account Agreements”).  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing (including the “Account Agreements”) or hereafter entered into, the terms of this Agreement shall prevail.

    2

7.           Amendments.  No amendment or modification of this agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

8.           Notice of Adverse Claims.  Except for the claims and interests of the Secured Party and of Debtor in the Deposit Account, the Bank does not know of any claim to, or interest in, the Deposit Account or in any of the funds credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account or in any funds carried therein, the Bank will promptly notify the Secured Party and Debtor thereof.

9.           Notice of Sole Control.  If at any time the Secured Party delivers to the Bank a Notice of Sole Control in substantially the form set forth in Exhibit A hereto (a “Notice of Sole Control”), the Bank agrees that after receipt of such notice, it will take all instructions with respect to the Deposit Account solely from the Secured Party without further consent by the Debtor.

10.           Permitted Investments.  Until such time as the Bank receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Bank with respect to the selection of investments to be made; provided, however, that the Bank shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

11.           Statements and Confirmations.  The Bank will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Secured Party at the addresses set forth in Section 16 of this Agreement.

12.           Tax Reporting.  All items of interest, income, gain, expense and loss recognized in the Deposit Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

13.           Representations, Warranties and Covenants of the Bank.  The Bank hereby makes the following representations, warranties and covenants:

(a)           the Deposit Account has been established as set forth in Section 1 above and the Deposit Account will be maintained in the manner set forth herein until termination of this Agreement.  The Bank shall not change the name or account number of the Deposit Account without the prior written consent of the Secured Party;

(b)           this Agreement is the valid and legally binding obligation of the Bank; and

(c)           the Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Deposit Account and/or any of the funds credited thereto pursuant to which it has agreed to comply with instructions originated by such person.  The Bank has not entered into any other agreement with the Debtor or Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions as set forth in Sections 3 and 9 hereof.

14.           Representations, Warranties and Covenants of the Debtor.  The Debtor represents and warrants to the other parties that:

(a)           this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation;

4

(b)           the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (i) constitute or result in a breach of its certificate or articles of incorporation or by-laws, or the provisions of any material contract to which it is a party or by which it is bound or (ii) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and

(c)           all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

15.           Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

16.           Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person or when sent by telecopy or, when sent by certified or registered United States mail, return receipt requested, first-class postage prepaid, addressed to the party at the address set forth below, the earlier of when received or five business days after being sent.

 Debtor:                 [  ]
[c/o Access Integrated Technologies, Inc.
d/b/a Cinedigm Digital Cinema Corp.]
55 Madison Ave., Suite 300
Morristown, N.J. 07960
Attention:  General Counsel
Telecopy:  973-290-0081

            [c/o Access Integrated Technologies, Inc.
d/b/a Cinedigm Digital Cinema Corp.]
55 Madison Ave., Suite 300
Morristown, N.J. 07960
Attention:  General Counsel
Telecopy:  973-290-0081

With copy to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, New York 10178
Attention:  Jonathan Cooperman

Secured Party:                                Sageview Capital Master, L.P.
245 Lytton Avenue, Suite 250
Palo Alto, CA 94301
Attention:  Edward A. Gilhuly
Telecopy:  650-473-5401

With copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Jennifer Hobbs

Bank:

5

Any party may change its address for notices in the manner set forth above.

17.           Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Deposit Account and are powers coupled with an interest and will neither be affected by the bankruptcy of Debtor nor by the lapse of time.  The obligations of the Bank hereunder shall continue in effect until the security interests of the Secured Party in the Deposit Account has been terminated pursuant to the terms of the Guarantee and Collateral Agreement and the Secured Party has notified the Bank such termination in writing.

18.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Signature Pages Follow]

6

[NAME OF DEBTOR]

By:
Name:
Title:

[NAME OF COLLATERAL AGENT]

By:
Name:
Title:

[NAME OF BANK]

By:
Name:
Title:

EXHIBIT A

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Bank]

Attention:

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement, dated as of __________, 20__, among [Debtor], us and you (a copy of which is attached) we hereby give you notice of our sole control over deposit account number _____________ (the “Deposit Account”) and all funds credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the funds credited thereto from any person other than the undersigned until the undersigned notifies you to the contrary, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [Debtor].

Very truly yours,

[Collateral Agent]

By:

Title:
cc:           Debtor

EXHIBIT B

Permitted Investments

1.  Marketable direct obligations issued by, or unconditionally guaranteed or insured by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within two years from the date of acquisition;

2.  certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less (provided that if such certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits are in an aggregate amount of $250,000 or less, having maturities of two years or less) from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000;

3.  commercial paper of an issuer rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within nine months from the date of acquisition;

4.  repurchase obligations of any commercial bank satisfying the requirements of clause (2) of this Exhibit, having a remaining term of not more than 30 days, with respect to securities issued or unconditionally guaranteed or insured by the United States or issued by any agency thereof and backed by the full faith and credit of the United States;

5.  securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least AA by S&P or Aa by Moody’s;

6.  securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (2) of this Exhibit; and

7.  shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses 1 through 6 of this Exhibit or money market funds that (A) comply with the criteria set forth in Rule 2a-7 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (B) are rated AAA by S&P and Aaa by Moody’s and (C) have portfolio assets of at least $5,000,000,000.

ANNEX 3

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of _______ __, 200_ among [  ] (the “Debtor”), [  ], as collateral agent (the “Secured Party”) and __________ (the “Securities Intermediary”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Guarantee and Collateral Agreement dated as of August [  ], 2009 among Access Integrated Technologies, Inc. (the “Company”), the subsidiaries of the Company party thereto from time to time and the Secured Party (the “Guarantee and Collateral Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

1.      Establishment of Securities Account.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established account number [identify account number] in the name “Access Integrated Technologies, Inc.” (such account and any successor account the “Securities Account”), (ii) the Securities Account is a “securities account” as such term is defined in §8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset credited to the account, (iv) all property delivered to the Securities Intermediary pursuant to the Guarantee and Collateral Agreement will be promptly credited to the Securities Account, and (v) all securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

2.      “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of §8-102(a)(9) of the UCC.

3.      Security Interest.  As security for the payment or performance, as the case may be, in full of the Obligations, the Debtor granted to the Secured Party, its successors and assigns, a security interest in all right, title or interest in and to the Securities Account pursuant to the Guarantee and Collateral Agreement.  The Securities Intermediary acknowledges the Secured Party's security interest in the Securities Account and that this Agreement constitutes notice of such security interest and the Securities Intermediary further acknowledges and agrees that it does not and shall not object to or contest the Secured Party's security interest in the Securities Account.

4.      Entitlement Orders.  If at any time the Securities Intermediary shall receive an “entitlement order” (within the meaning of §8-102(a)(8) of the UCC) issued by the Secured Party and relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.  Each of the Securities Intermediary and the Secured Party may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

5.      Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the

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Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Account, and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

6.      Choice of Law.  Both this Agreement and the Securities Account shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

7.      Conflict with other Agreements.  There are no other agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account except for [identify other agreements] (the “Account Agreements”).  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing (including the Account Agreements) or hereafter entered into, the terms of this Agreement shall prevail.

8.      Amendments.  No amendment or modification of this agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

9.      Notice of Adverse Claims.  Except for the claims and interest of the Secured Party and of Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in §8-102(a) of the UCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and Debtor thereof.

10.      Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in §3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

a.      Notice of Sole Control.  If at any time the Secured Party delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto (a “Notice of Sole Control”), the Securities Intermediary agrees that after receipt of such Notice of Sole Control, it will take all instructions and entitlement orders with respect to the Securities Account solely from the Secured Party without further consent by the Debtor.

b.      Voting Rights.  Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection 10(a) hereof, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

c.      Permitted Investments.  Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

d.      Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any

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financial assets credited thereto simultaneously to each of the Debtor and the Secured Party at the addresses set forth in Section 14 of this Agreement.

e.      Tax Reporting.  All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

11.      Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

a.
the Securities Account has been established as set for in Section1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party;

b.
no financial asset is or will be registered in the name of Debtor, payable to his order, or specially endorsed to him, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank;

c.	this Securities Account Control Agreement is the valid and legally binding obligation of the Securities Intermediary; and

d.
the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to any of the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in §8-102(a) (8) of the UCC) of such person.  The Securities Intermediary has not entered into any other agreement with the Debtor or Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Sections 4 and 10(a) hereof.

12.      Representations, Warranties and Covenants of the Debtor.  The Debtor represents and warrants to the other parties that:

a.	this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation;

b.
the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (i) constitute or result in a breach of its certificate or articles of incorporation or by-laws, or the provisions of any material contract to which it is a party or by which it is bound or (ii) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and

c.	all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

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13.      Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

14.      Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person or when sent by telecopy or, when sent by certified or registered United States mail, return receipt requested, first-class postage prepaid, addressed to the party at the address set forth below, the earlier of when received or five business days after being sent.

Debtor:	[ ]
[c/o Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.] 55 Madison Ave., Suite 300 Morristown, N.J. 07960 Attention: General Counsel Telecopy: 973-290-0081

With copy to:
Kelley Drye & Warren LLP 101 Park Avenue New York, New York 10178 Attention: Jonathan Cooperman

Secured Party:	Sageview Capital Master, L.P. 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301 Attention: Edward A. Gilhuly Telecopy: 650-473-5401

With copy to:
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Jennifer Hobbs

Securities Intermediary:

Any party may change its address for notices in the manner set forth above.

15.      Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Securities Account are powers coupled with an interest and will neither be affected by the bankruptcy of Debtor nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Secured Party in the Securities Account has been terminated pursuant to the terms of the Guarantee and Collateral Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing.

16.      Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Signature Pages Follow]

[DEBTOR]

By:
Name:
Title:

[COLLATERAL AGENT]

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY]

By:
Name:
Title:

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Exhibit A
[Letterhead of Secured Party]

[Date]

[Name and Address of Securities
   Intermediary]

Attention:

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement, dated as of __________ __, 200_, among Access Integrated Technologies, Inc., us and you (a copy of which is attached) we hereby give you notice of our sole control over securities account number _____________ (the “Securities Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned until the undersigned notifies you to the contrary, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to Access Integrated Technologies, Inc.

Very truly yours,

[Collateral Agent]

By:

Title:

cc:  Debtor

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Exhibit B
Permitted Investments

1. Marketable direct obligations issued by, or unconditionally guaranteed or insured by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within two years from the date of acquisition;

2. certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less (provided that if such certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits are in an aggregate amount of $250,000 or less, having maturities of two years or less) from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000;

3. commercial paper of an issuer rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within nine months from the date of acquisition;

4. repurchase obligations of any commercial bank satisfying the requirements of clause (2) of this Exhibit, having a remaining term of not more than 30 days, with respect to securities issued or unconditionally guaranteed or insured by the United States or issued by any agency thereof and backed by the full faith and credit of the United States;

5. securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least AA by S&P or Aa by Moody’s;

6. securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (2) of this Exhibit; and

7. shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses 1 through 6 of this Exhibit or money market funds that (A) comply with the criteria set forth in Rule 2a-7 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (B) are rated AAA by S&P and Aaa by Moody’s and (C) have portfolio assets of at least $5,000,000,000.